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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)

                                 AUGUST 5, 2009

                            SMOKY MARKET FOODS, INC.


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

            FILE #000-52158                     20-4748589
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                804 ESTATES DR. #100 APTOS, CA            95003
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                                 866-851-7787
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 6, 2009, the Registrant filed a Form 8-K reporting that its Board of Directors had dismissed Moore & Associates Chartered ("Moore & Associates"), its independent registered public account firm on August 5 because Moore & Associates notified the Registrant on that date that it has ceased auditing reporting companies. On September 2, 2009, the Registrant received a letter from the Staff at the Securities and Exchange Commission (the "SEC") notifying it that the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore & Associates on August 27, 2009 because of violations by Moore & Associates of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and because of noncooperation by Moore & Associates with a PCAOB investigation. The Registrant was previous unaware of their Revocation. At the request of the Staff of the SEC, the Registrant is filing the Amendment No. 1 on Form 8-K/A (this "Amendment") to include the above-provided information with respect to Moore & Associates' revoked registration.

As previously reported, the Board of Directors of the Registrant, which functions as the Registrant's Audit Committee, approved the dismissal of Moore & Associates. None of the reports of Moore & Associates on the Registrant's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 a going concern qualification in the registrant's audited financial statements.

As previously reported, during the Registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore & Associates whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore & Associates' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

The Registrant has requested that Moore & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Moore & Associates has not, as of the date of the filing of this Amendment furnished the Registrant with the requested letter. If the requested letter is subsequently received, the Registrant will file the letter by amendment within two business days of receipt.

b) As previously reported, on August 5, 2009, the Registrant engaged Seale and Beers, CPAs as its independent accountant. The Board of Directors of the Registrant, which functions as the Registrant's Audit Committee, approved the the engagement of Seale and Beers, CPAs as its independent auditor. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.



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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 5, 2009

By: /s/  Edward C. Feintech
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Name:   Edward C. Feintech
Title:  President & CEO